FEDERATED TOTAL RETURN BOND FUND
A Portfolio of Federated Total Return Series, Inc.
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES
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SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION DATED JANUARY 31, 2005

Under the heading "Securities in Which the Fund Invests" please add the following immediately after the section entitled "Total Rate of Return Swaps";


     Currency Swaps

     Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.





                                                                   March 8, 2005

Cusip 31428Q 10 1
Cusip 31428Q 50 7
Cusip 31428Q 82 0
Cusip 31428Q 81 2
Cusip 31428Q 79 6
Cusip 31428Q 77 0

32045 (3/05)